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                                                                    Exhibit 10.2

                           FOURTH AMENDMENT AGREEMENT
                                       TO
                     PALLADIUM AND PLATINUM SALES AGREEMENT

         THIS FOURTH AMENDMENT AGREEMENT (this "Amendment") is made and entered into as of this 20 day of February 2003, by and between STILLWATER MINING COMPANY, a Delaware corporation, whose address is 737 Palladium Place, Columbus, MT 59019 ("SMC"), and FORD MOTOR COMPANY, a Delaware corporation, whose address is 15700 Lundy Drive, Suite 203 Dearborn, Michigan ("Ford").

         SMC and Ford are parties to a Palladium and Platinum Sales Agreement dated as of August 13, 1998 (as amended by the First Amendment Agreement dated as of October 27, 2000, and by the Second Amendment Agreement dated as of March 27, 2001, and by the Third Amendment Agreement dated as of March 13 2002, the "Original Contract," and, as the same may be amended from time to time, the "Agreement"). [***]

         Accordingly, the parties hereto agree as follows:

SECTION 1.  Definitions; Interpretation.

            (a) Terms Defined in Agreement. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

            (b) Interpretation. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

SECTION 2.  Amendments to the Agreement.

            (a) Amendments. The Agreement shall be amended as follows, effective as of February 1st, 2003, upon satisfaction of the conditions set forth in
Section 3:

                (i) The definition of "Pricing Month" in Section 1 of the Agreement shall be amended by deleting it in its entirety and by substituting then following therefor:

                "Pricing Month means the month from and including the 25th of the previous month of the delivery month up to and including the 24th of the delivery month and means the month during which pricing is determined pursuant to Section 4 of this Agreement."

                (ii) The definition of [***] in Section 1 of the Agreement shall be amended by deleting it in its entirety and by substituting then following therefor:

                [***]



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[***]

                (iii) Section 3 of the agreement shall be amended by deleting the first paragraph thereof in its entirety and by substituting the following therefor:

                [***]

                References Within Agreement. Each reference in the Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Agreement as amended by this Amendment.

SECTION 3. Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of the following condition precedent:

            (a) Agreement. SMC and Ford shall have each received a signed counterpart of this Amendment, or a facsimile copy thereof, signed by the other party hereto.

SECTION 4.  Miscellaneous.

            (a) Agreement Otherwise Not Affected. Except as expressly amended pursuant hereto, the Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

            (b) No Reliance. Each party hereto hereby acknowledges and confirms to the other that such party is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representations, understanding or communication by or on behalf of any other Person.

            (c) Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by each party hereto and their respective successors and assigns.

            (d) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK UPON THE SAME TERMS AND CONDITIONS AS THOSE SET FORTH IN SECTION 26 OF THE AGREEMENT.

            (e) Complete Agreement; Amendments. This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This


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Amendment supersedes to the extent inconsistent all prior commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 24 of the Agreement.

            (f) Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provisions in any other jurisdiction.

            (g) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.


                                     STILLWATER MINING COMPANY


                                     By:    /s/ John R. Stark
                                     Name:  John R. Stark
                                     Title: Vice President



                                     By:
                                        -------------------------------
                                     Name:
                                     Title:




                                     FORD MOTOR COMPANY


                                     By:    /s/ Jean Mayer
                                     Name:  Jean Mayer
                                     Title: Executive Director, Purchasing



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